                            Allmerica Financial Life           Authorization to
ALLMERICA S E L E C T       Insurance and Annuity Company     Obtain Information
================================================================================

---------------
Name of Insured
--------------- ----------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
                       AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described below about the proposed insured:

I authorize you to give the Company, its reinsurers, or its agent; (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or the Puerto Rico Bureau of Income Tax, which the company believes it needs to perform the business functions described below. I also authorize the Company to give MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations, I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time; but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.


--------------------------------------------------------------------------------
Signature of proposed insured
(if proposed insured is a minor, signature of legal guardian)


--------------------------------------------------------------------------------
Signature of spouse (if proposed for insurance)


--------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
                     PERSONAL HISTORY INTERVIEW INFORMATION
--------------------------------------------------------------------------------

Proposed Insured's (Professional Title)

--------------------------------------------------------------------------------

Application For

| | Adult                 | | Juvenile             Amount $___________

--------------------------------------------------------------------------------
Home Telephone: (Area Code) and No.

     (___)___________________________
Business Telephone: (Area Code) and No.

     (___)____________________________
--------------------------------------------------------------------------------
Driver's License Information

       No. ___________________ State _______________

--------------------------------------------------------------------------------
Allmerica may be contacting you to discuss this application. The best time for us to call you is at (Eastern Time):

       | | Home        | | Business

       1st Choice ________________

       2nd Choice ________________

--------------------------------------------------------------------------------

Broker Dealer Firm _____________________________________________________________

Registered Representative ______________________________________________________

                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------
Date Received in P.H.I Unit ___________

Attempts to Call

Date/Time _______________ Date/Time ________________

Date/Time _______________ Date/Time ________________

Date/Time _______________ Date/Time ________________

Date call completed _____________ Time  | |AM   | |PM
--------------------------------------------------------------------------------
Remarks

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AS-157                                                                 Rev 2/98

----------------        Allmerica Financial Life       Supplementary Application
ALLMERICA SELECT        Insurance and Annuity Company    for Other Insured Rider
----------------
================================================================================
--------------------------------------------------------------------------------
1 THE INSURED(S)
--------------------------------------------------------------------------------
    -
  ______________________________________________________________________________
  First Name                  Middle                        Last

  _____/____/____             M/___ D/___ Y/___               M| |   F| |

Social Security Number        Date of Birth                      Sex

Existing Life Insurance $ ______________________________________________________

Amount of Insurance Requested $ ________________________________________________

    -
  ______________________________________________________________________________
  First Name                  Middle                        Last

  _____/____/____             M/___ D/___ Y/___               M| |   F| |

Social Security Number        Date of Birth                      Sex

Existing Life Insurance $ ______________________________________________________

Amount of Insurance Requested $ ________________________________________________

    -
  ______________________________________________________________________________
  First Name                  Middle                        Last

  _____/____/____             M/___ D/___ Y/___               M| |   F| |

Social Security Number        Date of Birth                      Sex

Existing Life Insurance $ ______________________________________________________

Amount of Insurance Requested $ ________________________________________________

--------------------------------------------------------------------------------
2 BENEFICIARY
--------------------------------------------------------------------------------

The beneficiary shall be the owner, if living, otherwise the owner's estate. The owner may name another as beneficiary (attach Nomination of Beneficiary and Request, if applicable). The right is reserved to the owner to change the beneficiary without the beneficiary's consent, unless this right is released by a subsequent instrument.

--------------------------------------------------------------------------------
3 INFORMATION ABOUT THE INSURED(S)
--------------------------------------------------------------------------------

 3a Will the proposed insurance replace or change any existing annuity or life
    insurance contract?      | |Yes    | |No

    If yes, list company name and policy number.

 3b During the last 3 years has any person listed in item 1 above had a motor vehicle license suspended or revoked or been convicted of driving while intoxicated or been convicted of more than one moving violation?
        Spouse   | |Yes    | |No               Child   | |Yes     | |No

 3c During the last 3 years has any person listed in item 1 participated in or intend to participate in
        | |Scuba diving        | |Parachuting        | |Motor racing
        | |Hang gliding or similar flying activities
        Spouse    | |Yes   | |No        Child   | |Yes  | |No

 3d During the last 3 years has any person listed in item 1 flown or intend to fly as a trainee, pilot or crewmember?
        Spouse  | |Yes  | |No
        Child   | |Yes  | |No

 3e Has the spouse listed in item 1 smoked one or more cigarettes in the last
    12 months? | |Yes  | |No

 3f The spouse listed in item 1 currently uses:
    | |cigars      | |pipe    | |chewing tobacco
    | |other tobacco product ___________________________________________________

 3g Does any person listed in item 1 intend to travel outside of the United
    States and Canada in the next 6 months?
    Spouse    | |Yes    | |No          Child | |Yes   | |No

    Please indicate country ____________________________________________________

    Details: ___________________________________________________________________

    ____________________________________________________________________________
--------------------------------------------------------------------------------
ACKNOWLEDGEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

IT IS UNDERSTOOD AND AGREED: (1) That the representations above recorded are true and complete to the best of my knowledge and belief; (2) That no liability exists until this rider is delivered and the first premium paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has
(have) not consulted or been treated by any physician or practitioner of any healing art nor had any special tests since the date of this application; but, if the premium is paid prior to delivery of the rider and a conditional receipt is delivered by the registered representative, insurance shall be effective subject to the terms of the conditional receipt; (3) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.


  ______________________________________________________________________________
  Signed at City                State


  ______________________________________________________________________________
  Full signature of Spouse if proposed for insurance               Date

This application is made at the request of the undersigned who hereby agrees to be bound by each statement, representation and agreement herein and further agrees that any contract of insurance issued in connection with this application shall be issued on the condition that each statement, representation and agreement shall be binding upon the owner(s) to the same extent and degree as if made by the owner(s).


  ______________________________________________________________________________
  Signed at City              State                              Date

  ______________________________________________________________________________
  Full signature of insured under the basic policy

  ______________________________________________________________________________
  Full signature(s) of owner(s) (other than insured)

  ______________________________________________________________________________
  Official title/capacity (cannot be insured)

AS-159                                                                 Rev 9/95

----------------        Allmerica Financial Life           Information on
ALLMERICA SELECT        Insurance and Annuity Company      Second Insured
----------------
================================================================================
--------------------------------------------------------------------------------
1 SECOND INSURED
--------------------------------------------------------------------------------

  ______________________________________________________________________________
  First Name                  Middle                        Last

  ______________________________________________________________________________
  Street Address                                       Years at this Address

  ______________________________________________________________________________
  City             State                Zip

  (___)___________________________________________________________M/___D/___Y/__
  Daytime Telephone Number                                     Date of Birth

  M | |    F| |
  ______________________________________________________________________________
       Sex                            Social Security Number

--------------------------------------------------------------------------------
2 INFORMATION ABOUT THE INSURED
--------------------------------------------------------------------------------

 2a Current Employment.

    Name of Employer ___________________________________________________________

    Occupation and Responsibilities ____________________________________________

    ____________________________________________________________________________

 2b Income.

    My annual earned income is                      $ _______________
    My annual unearned income is                    $ _______________
    My net worth is                                 $ _______________

 2c I had an illness or injury during the past six months that has prevented me from working five consecutive days.

    | |Yes    | |No         If yes, please explain:

    ____________________________________________________________________________

    ____________________________________________________________________________

 2d During the past three years I had a motor vehicle license suspended or revoked or been convicted of either driving while intoxicated or of more than one moving violation.

    | |Yes    | |No         If yes, please explain:

    ____________________________________________________________________________

    ____________________________________________________________________________

 2e During the past three years I have participated in or I intend to participate in:

      | |Scuba diving         | | Skydiving            | |Motor racing
      | |Hang gliding or similar flying activity

 2f During the past three years I have flown as or I intend to fly as a trainee, pilot or crew member.

    | |Yes    | |No

 2g During the past year, I have smoked one or more cigarettes.

    | |Yes    | |No

 2h I currently use:

    | |Cigars  | |Pipe  | |Chewing tobacco
    | |Other tobacco product (Please specify) _________________________________

 2i I will be traveling outside of the United States or Canada in the next six months:

    | |Yes    | |No,           If yes, please indicate country:

    ____________________________________________________________________________

--------------------------------------------------------------------------------
3 OWNER AND BENEFICIARY
--------------------------------------------------------------------------------

  The owner and beneficiary are as indicated in sections 3A and 6 of the accompanying Variable Life Application. If Section 3A is left blank, the owner will be the insured Listed in section 1 of the Variable Life Application.

--------------------------------------------------------------------------------
4 REPLACEMENT OF OTHER CONTRACTS
--------------------------------------------------------------------------------
  Will the proposed policy replace any existing annuity or life insurance contract?

  | |Yes      | |No

  If yes, list company name and policy number.

    ____________________________________________________________________________

    ____________________________________________________________________________

--------------------------------------------------------------------------------
SIGNATURE[S]
--------------------------------------------------------------------------------

  It is agreed that: (1) The application consists of the application form, the medical questionnaires and this supplemental application for the second insured; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

________________________________________________________________________________
  Signed at City                     State

________________________________________________________________________________
  Signature of Second Insured                                    Date

________________________________________________________________________________
  Signature of Owners (if other than Insured)                    Date

________________________________________________________________________________
  Signed at City              State


AS-194                                                              (Rev. 11/95)

                             Allmerica Financial Life           Authorization to
ALLMERICA S E L E C T        Insurance and Annuity Company    Obtain Information
================================================================================

---------------
Name of Insured
--------------- ----------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
                       AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described below about the proposed insured:

I authorize you to give the Company, its reinsurers, or its agent; (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or the Puerto Rico Bureau of Income Tax, which the company believes it needs to perform the business functions described below. I also authorize the Company to give MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations, I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time; but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.


--------------------------------------------------------------------------------
Signature of proposed insured
(if proposed insured is a minor, signature of legal guardian)


--------------------------------------------------------------------------------
Signature of spouse (if proposed for insurance)


--------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
                     PERSONAL HISTORY INTERVIEW INFORMATION
--------------------------------------------------------------------------------

Proposed Insured's (Professional Title)

--------------------------------------------------------------------------------

Application For

| | Adult                 | | Juvenile             Amount $___________

--------------------------------------------------------------------------------
Home Telephone: (Area Code) and No.

     (___)___________________________
Business Telephone: (Area Code) and No.

     (___)____________________________
--------------------------------------------------------------------------------
Driver's License Information

       No. ___________________ State _______________

--------------------------------------------------------------------------------
Allmerica may be contacting you to discuss this application. The best time for us to call you is at (Eastern Time):

       | | Home        | | Business

       1st Choice ________________

       2nd Choice ________________

--------------------------------------------------------------------------------

Broker Dealer Firm _____________________________________________________________

Registered Representative ______________________________________________________

                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------
Date Received in P.H.I Unit ___________

Attempts to Call

Date/Time _______________ Date/Time ________________

Date/Time _______________ Date/Time ________________

Date/Time _______________ Date/Time ________________

Date call completed _____________ Time  | |AM   | |PM
--------------------------------------------------------------------------------
Remarks

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AS-157                                                                 Rev 9/95

CONDITIONAL RECEIPT FOR
ADVANCE PAYMENT OF PREMIUM                        Worcester, Massachusetts 01653

     ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (THE "COMPANY")

A payment of $________ has been received on ____________________ (date) with the application for insurance on the life of_________________________, the proposed insured. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY: DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.


                                    Received for the Company by_________________

                         CONDITIONAL INSURANCE AGREEMENT
    THERE IS NO INSURANCE UNDER THIS AGREEMENT UNTIL ALL THE CONDITIONS HAVE
                                    BEEN MET.

                                     GENERAL
Definitions

"Underwriting Date" means the date of the application, the medical questionnaire or the Conditional Receipt, whichever date is later. If an Other Insured Rider is applied for, the "Underwriting Date" for coverage on the Other Insured is the later of the date of the Conditional Receipt, the Supplemental Application for the Other Insured or the Medical Exam if required.

"Standard Underwriting Class" means acceptable under the Company's underwriting rules for the plan and amount of insurance applied for without any additional premium charge or restrictive rider.

"Non-standard Underwriting Class" means acceptable for the type of insurance applied for under the Company's underwriting rules but subject to higher charges or a restrictive rider.

General

Any check or draft is accepted subject to collection. No agent or broker is authorized to amend, alter, or modify the terms of this agreement. All statements in the application are representations, not warranties. If you do not hear from us within 60 days of the date of this agreement, please write to us without delay, stating the facts concerning the application. Our address is 440 Lincoln Street, Worcester, MA 01653.

                              CONDITIONS TO BE MET

Conditions Precedent

The following conditions precedent must be met before we have any liability under this agreement other than the return of the premium received.

   1. The application must be completed and signed by the proposed insured(s) and the owner, if not the insured.

   2. The proposed insured(s) must be in a standard or non-standard underwriting class on the underwriting date.

   3. The proposed insured(s) must be under the age of 71.

   4. The proposed insured(s) must have undergone a medical exam if required by us.

   5. If the date of the Conditional Receipt is later than the date of the medical questionnaire and the Supplemental Application for the Other Insured (if applicable), the proposed insured must not have consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since their completion.

If all of the above conditions have been met, some insurance will be provided under this agreement. However, the insurance will be subject to all of the further provisions of this agreement.

Insurance Not In Force. If a person proposed for life insurance is not insurable on either a standard or a non-standard basis, no life insurance will be in force.

AS-156                                                                  Rev 9/95

                                    BENEFITS

Amount of Insurance. If a proposed insured is in a standard underwriting class, the death benefit provided under this agreement will be the lesser of the amount applied for or the limit described below.

If a proposed insured is in a non-standard underwriting class which requires higher insurance charges, the amount of the death benefit will be reduced. The reduced benefit will be in the same ratio to the amount applied for as the insurance charge for a policy issued in a standard underwriting class is to the total insurance charge that would be required on the policy the Company is willing to issue; but in no event more than the maximum limit set forth below.

If the proposed insured is in a non-standard underwriting class which does not require a higher premium, the death benefit provided under this agreement will be the lesser of the following:

      (a) the amount applied for;

      (b) the maximum limit applicable to the proposed insured; and

      (c) the premium paid if the proposed insured's death comes within the terms of the restrictive rider which would have been attached to the policy when issued.

Maximum Limit. The maximum limit under this agreement for life insurance, is an amount which when added to any death benefit provided under any life insurance policy or conditional insurance agreement having a date of issue or underwriting date respectively within 90 days prior to the underwriting date of this agreement does not exceed the following applicable amounts:

      (a) If the insured is in a standard underwriting class, for issue ages 0 through 15, $50,000; 16 through 60, $500,000; 61 through 65,
          $250,000; 66 through 70, $100,000; 71 and over, none.

      (b) If the insured is in a non-standard underwriting class, for issue ages 0 through 15, $25,000; 16 through 60, $250,000; 61 through 65,
          $125,000; 66 through 70, $50,000; 71 and over, none.

The maximum limit will not be increased because payment has been made to the Company which is larger than the premium required for such reduced insurance. Upon receipt of due proof of the death of the proposed insured that portion of the premium paid for any excess insurance shall be paid to the beneficiary named in this application.

Suicide Exclusion. If the proposed insured commits suicide while this agreement is in force, the Company's liability will be limited to the return of the premium paid.

                                   TERMINATION

Termination. This agreement may be terminated at any time prior to incurrence of a claim. The Company's sole liability shall be limited to the refund of the premium paid. Such termination will occur on the earliest of the following:

   1. The delivery of the insurance issued on this application.
   2. The date the Company mails a termination notice with a refund of your payment to you.
   3. Ninety days after the underwriting date.

                       Allmerica Financial Life
ALLMERICA S E L E C T  Insurance and Annuity Company               Variable Life
                                                                   Application
--------------------------------------------------------------------------------
1  INSURED  The person upon whose life this insurance
            coverage is proposed.
--------------------------------------------------------------------------------

________________________________________________________________________________
First Name                    Middle                       Last

________________________________________________________________________________
Street Address                                             Years at this Address

________________________________________________________________________________
City                           State                                    Zip

(           )
--------------------------------------------------------------------------------
Daytime Telephone Number

M/___ D/___ Y/___        M |_|  F |_|
  Date of Birth               Sex

     -   -
---------------------------------------
Social Security Number

--------------------------------------------------------------------------------
2  PAYMENT   The monetary contribution to the policy.
--------------------------------------------------------------------------------

Check one:
|_| I have enclosed a check for my initial payment of $_________
    ($100 minimum) and have received a conditional receipt.
    (Please make check payable to Allmerica Financial Life
    Insurance and Annuity Company)

|_| My initial payment will be transferred from another insurance company.
    Approximate amount $______________________
    Name of transferring company____________________
    My Transfer of Assets form is attached.     Yes |_|
    My Transfer of Assets form has been sent to the
    transferring company.            Yes |_|

2a  I want to make future payments of $__________:
    |_| Annually       |_| Semi-Annually      |_| Quarterly
    |_| Monthly (I have included a voided check and Bank
        Drafting Form.)

--------------------------------------------------------------------------------
3 POLICYOWNER   The person or entity exercising the policy's
                contractual rights.
--------------------------------------------------------------------------------

3a The policyowner will be the insured unless specified here:

________________________________________________________________________________
   Name

________________________________________________________________________________
   Street Address

________________________________________________________________________________
   City                                      State                   Zip

   Social Security or Tax I.D. Number ______________________

3b Payment reminder notices will be sent to the policyowner unless specified otherwise here:

________________________________________________________________________________
   Name

________________________________________________________________________________
   Street Address

________________________________________________________________________________
   City                                      State                   Zip

--------------------------------------------------------------------------------
4  ALLOCATION How I want my payments allocated.
--------------------------------------------------------------------------------

Complete Section 4a and Section 4b. Future payments will be allocated according to this selection unless changed by me.

4a |_| Allocate my payment as follows: Use whole percentages. If dollar cost averaging is used, please complete a Dollar Cost Averaging form. You may allocate your payments to no more than 7 of the 14 variable accounts listed below and the Fixed Account.

    YOUR TOTAL ALLOCATION MUST EQUAL 100%.

     ______________%    Select Emerging Markets
     ______________%    Select International Equity
     ______________%    T. Rowe Price International Stock
     ______________%    Select Aggressive Growth
     ______________%    Select Capital Appreciation
     ______________%    Select Value Opportunity
     ______________%    Select Growth
     ______________%    Select Strategic Growth
     ______________%    Fidelity Growth Portfolio
     ______________%    Select Growth and Income
     ______________%    Fidelity Equity Income Portfolio
     ______________%    Fidelity High Income Portfolio
     ______________%    Select Income
     ______________%    Allmerica Money Market
     ______________%    Fixed Account
     ______________%
         100       %    Total

4b |_| Deductions of all charges will be made pro rata according to the value of each account and the Fixed Account.
                                       OR
   |_| Deduct all charges from ___________________________
       (Enter any single account, except the Fixed Account)


AS-158-95                                                                 PAGE 1
                                                                        Rev 2/98

--------------------------------------------------------------------------------
5  INSURANCE  How much life insurance I want.
--------------------------------------------------------------------------------

5a  I want $_____________ in life insurance coverage.

5b  I want insurance coverage to be: (Choose one)
    |_| Level - Insurance coverage remains constant.
    |_| Adjustable - Insurance coverage changes with the value of your investment.

5c  I want the following additional insurance benefits:
    |_| Waiver of payment upon disability
    |_| Waiver of charges upon disability
    |_| Living benefits
    |_| Other Insured Rider (Complete Supplementary Application)
    |_| Guaranteed Insurability Rider $_____________________
    |_| Exchange Option Rider
    |_| ____________________________________________________

--------------------------------------------------------------------------------
6  BENEFICIARY
--------------------------------------------------------------------------------

The Primary Beneficiary is the person or entity who will receive the policy proceeds. The Contingent Beneficiary is the person or entity who will receive the policy proceeds should the Primary Beneficiary not survive the insured.

________________________________________________________________________________
Name of Primary Beneficiary                        Relationship to Insured

________________________________________________________________________________
Name of Contingent Beneficiary                     Relationship to Insured

|_| 10-day Common Disaster Clause*

|_| ______________-day Common Disaster Clause*

* A Common Disaster Clause requires that the beneficiary survive the insured for a specified length of time before becoming entitled to the policy proceeds. This assures that the contingent beneficiary will receive the policy proceeds rather than the estate of the primary beneficiary.

--------------------------------------------------------------------------------
7  REPLACEMENT OF OTHER CONTRACTS
--------------------------------------------------------------------------------

Will the proposed policy replace any existing annuity or life insurance contract?

|_|Yes        |_|No

If yes, list company name and policy number.

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
8 INFORMATION ABOUT THE INSURED
--------------------------------------------------------------------------------

8a   Current Employment.

     Name of Employer __________________________________________________________

     Occupation and Responsibilities ___________________________________________

________________________________________________________________________________

8b  Income.

     My annual earned income is        $________________________________________

     My annual unearned income is      $________________________________________

     My net worth is                   $________________________________________

8c I had an illness or injury during the past six months that has prevented me from working five consecutive days.

     |_| Yes |_| No     If yes, please explain:

________________________________________________________________________________

________________________________________________________________________________

8d During the past three years I had a motor vehicle license suspended or revoked or been convicted of either driving while intoxicated or of more than one moving violation.

     |_| Yes |_| No     If yes, please explain:

________________________________________________________________________________

________________________________________________________________________________

8e During the past three years I have participated in or I intend to participate in:

     |_| Scuba diving |_| Skydiving |_| Motor racing

     |_| Hang gliding or similar flying activity

8f During the past three years I have flown as or I intend to fly as a trainee, pilot or crew member.

     |_|Yes |_|No

8g   During the past year, I have smoked one or more cigarettes.

     |_|Yes |_|No

8h   I currently use:

     |_| Cigars |_| Pipe |_| Chewing tobacco

     |_| Other tobacco product

        (Please specify)_________________________________________________

8i I will be traveling outside of the United States or Canada in the next six months:

     |_| Yes |_| No, If yes, please indicate country:

     ___________________________________________________________________________


AS-158-95                                                                 PAGE 2

--------------------------------------------------------------------------------
9  TELEPHONE ACCESS
--------------------------------------------------------------------------------

I will automatically be able to transfer account values and change the allocation of future investments by telephone or fax unless I check the box below.

|_| I do not accept this Telephone Access privilege.

(Please see additional information in the fourth paragraph of the section below.)

--------------------------------------------------------------------------------
ACKNOWLEDGMENTS AND SIGNATURES
--------------------------------------------------------------------------------

I acknowledge receipt of current Prospectuses describing the Allmerica Select policy I am applying for, and the underlying Funds.

I understand that any death benefits in excess of the face amount and any policy value of the flexible premium variable life insurance policy applied for, may increase or decrease to reflect the investment experience of the sub-accounts of the variable account. The policy value allocated to the Fixed Account will accumulate interest at a rate set by the Company which will not be less than the minimum guaranteed rate of 4% annually. There is no guaranteed minimum policy value. The policy value may decrease to the point where the policy will lapse and provide no further death benefit without additional premium payments.

It is agreed that: (1) The application consists of this application form, the medical questionnaire and the supplemental application to apply for insurance on family members, if it applies; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the representative, insurance will be effective subject to terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

Unless I did not accept the Telephone Access privilege in section 9 above, I understand that Allmerica Financial Life Insurance and Annuity Company is authorized to honor telephone requests by me, or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments. I also understand that the withdrawal of funds from my account cannot be transacted by telephone or fax instructions.

________________________________________________________________________________
Signed at City                                     State

________________________________________________________________________________
Signature of Insured                                                Date

________________________________________________________________________________
Signature of Owners (if other than Insured)                         Date

________________________________________________________________________________
Signed at City                                     State

--------------------------------------------------------------------------------
                         FOR FINANCIAL ADVISER USE ONLY
--------------------------------------------------------------------------------

Does the policy applied for replace an existing annuity or life insurance policy?

|_|Yes |_|No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

________________________________________________________________________________
Signature of Registered Representative                                    Date

________________________________________________________________________________
Print Name of Registered Representative                                Reg Rep #

(         )                                  (          )
--------------------------------------------------------------------------------
 Telephone                                        FAX

--------------------------------------------------------------------------------
Name of Broker/Dealer                        Branch #

--------------------------------------------------------------------------------
Branch Office Street Address

--------------------------------------------------------------------------------
City                                         State                   Zip

Remarks:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


AS-158-95                                                                 PAGE 3